    As filed with the Securities and Exchange Commission on October 9, 1997
                                                 Registration No. 333-__________
================================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C.  20549

                                  FORM S-3
                           REGISTRATION STATEMENT
                                    Under
                         The Securities Act of 1933

                             PULTE CORPORATION*
           (Exact name of Registrant as specified in its charter)

                                --------------

                 MICHIGAN                         38-2766606
     (State or other jurisdiction of            (I.R.S. Employer
     incorporation or organization)             Identification No.)

                              PULTE CORPORATION
                   33 BLOOMFIELD HILLS PARKWAY, SUITE 200
                      BLOOMFIELD HILLS, MICHIGAN  48304
                               (248) 647-2750
             (Address, including zip code, and telephone number,
 including area code, of Registrant's and Additional Registrants' principal executive offices)

                                --------------

                            JOHN R. STOLLER, ESQ.
            VICE PRESIDENT AND GENERAL COUNSEL, PULTE CORPORATION
                         33 BLOOMFIELD HILLS PARKWAY SUITE 200
                      BLOOMFIELD HILLS, MICHIGAN  48304
                               (248) 647-2750
        (Name and address, including zip code, and telephone number, including area code, of agent for service for Registrant and Additional
                                Registrants)

                                  Copy to:
                             DAVID FOLTYN, ESQ.
                      HONIGMAN MILLER SCHWARTZ AND COHN
                        2290 FIRST NATIONAL BUILDING
                           DETROIT, MICHIGAN 48226
                               (313) 256-7800

                                --------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [x] 33-93870
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]__________
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                       CALCULATION OF REGISTRATION FEE



================================================================================
                                  Proposed      Proposed
Title of each class               maximum       maximum
of securities        Amount       offering      aggregate      Amount of
to be                to be        price         offering       registration
registered           registered   per unit (1)  price (1)      fee
________________________________________________________________________________
Debt Securities
Guarantees of the
Debt Securities(2)   {$25,000,000  100%           $25,000,000   $7,575.76

================================================================================
(1) Estimated solely for purposes of determining the registration fee.
(2) No separate consideration will be received for the Guarantees of the Debt
    Securities

                               ______________

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

* Information regarding additional registrants ("Additional Registrants") is contained in the Table of Additional Registrants on the following page.

================================================================================

                       TABLE OF ADDITIONAL REGISTRANTS


            Exact Names
       of Subsidiary Guarantor                    State of
        Registrants as Specified                Incorporation        I.R.S. Employer
     in their Respective Charters              or Organization     Identification Number
     ----------------------------               -------------     ---------------------
Builders' Supply and Lumber Co., Inc. ........  Michigan               38-2774524
Cambridge Software, Inc. .....................  Michigan               38-2772238
Canterbury Communities, Inc. .................  Michigan               59-3232737
Canterbury Diversified Building Corporation ..  Michigan               38-3224396
Ceiba Homes, Inc. ............................  Michigan               66-0363515
Charlotte Classic Homes, Inc. ................  North Carolina         56-1651855
Dean Realty Company ..........................  Michigan               38-2177726
Greensboro Classic Homes, Inc. ...............  North Carolina         56-1651852
Gulf Partners, Inc. ..........................  Michigan               38-2753123
Gurabo Homes, Inc. ...........................  Michigan               66-0363514
James T. Lynch, Inc. .........................  Texas                  31-1284121
Oakton Building Corporation ..................  Michigan               31-1242005
Palmville Development Corp. ..................  Michigan               66-0363516
PBW Corporation ..............................  Michigan               38-3218818
PHC Title Corporation ........................  Michigan               59-3388773
PHM Realty, Inc. .............................  Florida                59-2884802
PHT Title Corporation ........................  Michigan               38-3343966
Preserve I, Inc. .............................  Michigan               38-2801723
Preserve II, Inc. ............................  Michigan               38-2754362
Pulte Development Corporation ................  Michigan               38-2774526
Pulte Home Caribbean Corporation .............  Michigan               38-3224352
Pulte Home Corporation .......................  Michigan               38-1545089
Pulte Home Corporation of the Delaware Valley   Michigan               52-1872230
Pulte Home Corporation of Massachusetts ......  Michigan               04-3228754
Pulte Homes of Greater Kansas City, Inc. .....  Michigan               75-2522882
Pulte Homes of Michigan Corporation ..........  Michigan               38-1877637
Pulte Homes of Minnesota Corporation .........  Minnesota              31-1288425
Pulte Homes of Ohio Corporation ..............  Ohio                   38-3027572
Pulte Homes of South Carolina, Inc. ..........  Michigan               38-3249317
Pulte Homes of Texas, L.P. ...................  Texas                  75-2720127
Pulte Land Development Corporation ...........  Michigan               38-3306253
Pulte Lifestyle Communities, Inc. ............  Michigan               38-3214013
Pulte Payroll Corporation ....................  Michigan               31-1354336
Pulte Real Estate Company ....................  Florida                38-2332849
Raleigh Classic Homes, Inc. ..................  North Carolina         56-1651854
Salinas Builders, Inc. .......................  Michigan               38-2367403
Salinas Homes, Inc. ..........................  Michigan               38-2367742
Sean/Christopher Homes, Inc. .................  Michigan               35-1905547
Springfield Golf Club, Inc. ..................  Michigan               38-3229697
Wil Corporation ..............................  Michigan               38-3218819

                               EXPLANATORY NOTE

     This Registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 33-93870) filed by Pulte Corporation (the "Company") with the Securities and Exchange Commission (the "Commission") on June 23, 1995, as amended by the Amendment No. 1 to Registration Statement on Form S-3 filed by the Company with the Commission on August 14, 1995, and the Amendment No. 2 to Registration Statement on Form S-3 filed by the Company with the Commission on September 8, 1995, which was declared effective by the Commission on September 13, 1995, are incorporated herein by reference.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                           PULTE CORPORATION



                           By: /s/ John R. Stoller
                              ---------------------------------
                              John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.


        Signature          Title


          *
-------------------------  Chairman of the Board of Directors
William J. Pulte

          *
-------------------------  President, Chief Executive Officer and Director
Robert K. Burgess          (Principal Executive Officer)


          *
-------------------------  Executive Vice President, Chief Financial Officer
Michael D. Hollerbach      and Director (Principal Financial Officer)



          *
-------------------------  Vice President and Controller
Vincent J. Frees           (Principal Accounting Officer)



          *
-------------------------  Director
Debra Kelly-Ennis



          *
-------------------------  Director
David N. McCammon



          *
-------------------------  Director
Ralph L. Schlosstein

          *
--------------------------  Director
Alan E. Schwartz



          *
--------------------------  Director
Francis J. Sehn



          *
--------------------------  Director
John J. Shea



*By: /s/ John R. Stoller
    ----------------------
    John R. Stoller,
    Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                    BUILDERS' SUPPLY AND LUMBER CO., INC.



                                    By: /s/ John R. Stoller
                                       -------------------------------------
                                       John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.


              Signature             Title



          *
--------------------------------    President and Director
Kevin P. Bruce                      (Principal Executive Officer)



          *
--------------------------------    Chief Financial Officer and Treasurer
James A. Weissenborn                (Principal Financial Officer)



          *
--------------------------------    Controller and Vice President
Bradley A. Maunz                    (Principal Accounting Officer)



          *
--------------------------------    Director
Robert K. Burgess



          *
--------------------------------    Director
Michael D. Hollerbach



          *
--------------------------------    Director
Mark J. O'Brien



          *
--------------------------------    Director
Michael A. O'Brien


*By: /s/ John R. Stoller
    ----------------------------
     John R. Stoller,
     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  CAMBRIDGE SOFTWARE, INC.


                                  By: /s/ John R. Stoller
                                     ------------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.


               Signature          Title

            *
-------------------------------   President and Director
Gregory M. Nelson                 (Principal Executive Officer)


            *
-------------------------------   Chief Financial Officer, Treasurer, Controller
Vincent J. Frees                  and Director
                                  (Principal Financial Officer
                                  and Principal Accounting Officer)

            *
-------------------------------   Director
David Ebling


*By: /s/ John R. Stoller
    ---------------------------
    John R. Stoller,
    Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  CANTERBURY COMMUNITIES, INC.



                                  By: /s/ John R. Stoller
                                     ---------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.


             Signature            Title


            *
------------------------------    President and Director
Robert J. Halso                   (Principal Executive Officer)




            *
------------------------------    Chief Financial Officer and Treasurer
James A. Weissenborn              (Principal Financial Officer)


            *
------------------------------    Controller
Vincent J. Frees                  (Principal Accounting Officer)


            *
------------------------------    Director
Mark J. O'Brien


/s/ John R. Stoller
------------------------------    Vice President and Director
John R. Stoller


*By: /s/ John R. Stoller
    -------------------------
    John R. Stoller,
    Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                   CANTERBURY DIVERSIFIED BUILDING
                                   CORPORATION



                                   By: /s/ John R. Stoller
                                      ---------------------------------
                                      John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.



             Signature             Title




          *
------------------------------     President and Director
Robert J. Halso                    (Principal Executive Officer)


          *
------------------------------     Chief Financial Officer and Treasurer
James A. Weissenborn               (Principal Financial Officer)


          *
------------------------------     Controller
Vincent J. Frees                   (Principal Accounting Officer)


 /s/ John R. Stoller
------------------------------     Vice President and Director
John R. Stoller


          *
------------------------------     Director
Mark J. O'Brien



*By: /s/ John R. Stoller
    --------------------------
    John R. Stoller,
    Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  CEIBA HOMES, INC.



                                  By: /s/ John R. Stoller
                                     ------------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




               Signature          Title


         *
------------------------------    President and Director
Gregory M. Nelson                 (Principal Executive Officer)

         *
------------------------------    Chief Financial Officer, Treasurer, Controller
Vincent J. Frees                  and Director
                                  (Principal Financial Officer
                                  and Principal Accounting Officer)
         *
------------------------------    Director
David Ebling


*By:  /s/ John R. Stoller
    --------------------------
    John R. Stoller,
    Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                CHARLOTTE CLASSIC HOMES, INC.



                                By: /s/ John R. Stoller
                                   -----------------------------------
                                   John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




      Signature                 Title


      *
-------------------------       President and Director
Mark J. O'Brien                 (Principal Executive Officer)

      *
-------------------------       Chief Financial Officer, Treasurer and Director
James A. Weissenborn            (Principal Financial Officer)

      *
-------------------------       Controller
Vincent J. Frees                (Principal Accounting Officer)

      *
-------------------------       Director
David Ebling


*By: /s/ John R. Stoller
    ---------------------
    John R. Stoller,
    Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                 DEAN REALTY COMPANY



                                 By: /s/ John R. Stoller
                                    ----------------------------------
                                    John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




        Signature                Title

         *
----------------------------     President and Director
Vincent J. Frees                 (Principal Executive Officer)

         *
----------------------------     Chief Financial Officer, Treasurer, Controller
James A. Weissenborn             and Director
                                 (Principal Financial Officer
                                 and Principal Accounting Officer)
 /s/ John R. Stoller
----------------------------     Vice President and Director
John R. Stoller


*By: /s/ John R. Stoller
    ------------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                 GREENSBORO CLASSIC HOMES, INC.



                                 By:  /s/ John R. Stoller
                                    ----------------------------------
                                    John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




       Signature                 Title


          *
---------------------------      President and Director
Mark J. O'Brien                  (Principal Executive Officer)

          *
---------------------------      Chief Financial Officer, Treasurer and Director
James A. Weissenborn             (Principal Financial Officer)

          *
---------------------------      Controller
Vincent J. Frees                 (Principal Accounting Officer)


          *
---------------------------      Director
David Ebling


*By: /s/ John R. Stoller
    -----------------------
     John R. Stoller,
     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  GULF PARTNERS, INC.



                                  By: /s/ John R. Stoller
                                     -----------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




          Signature               Title

            *
----------------------------      President and Director
Jeffery K. Parsigian              (Principal Executive Officer)

            *
----------------------------      Chief Financial Officer and Controller
Vincent J. Frees                  (Principal Financial Officer
                                  and Principal Accounting Officer)
            *
----------------------------      Director
Robert J. Halso


*By:  /s/ John R. Stoller
    ------------------------
     John R. Stoller,
     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  GURABO HOMES, INC.



                                  By: /s/ John R. Stoller
                                     ----------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




      Signature                   Title



         *
------------------------------    President and Director
Gregory M. Nelson                 (Principal Executive Officer)



         *
------------------------------    Chief Financial Officer, Treasurer, Controller
Vincent J. Frees                  and Director
                                  (Principal Financial Officer
                                  and Principal Accounting Officer)

         *
------------------------------    Director
David Ebling



*By: /s/ John R. Stoller
    --------------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                               JAMES T. LYNCH, INC.



                               By: /s/ John R. Stoller
                                  -----------------------------------
                                  John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




      Signature                Title



         *
----------------------------   President and Director
David Ebling                   (Principal Executive Officer)



         *
----------------------------   Chief Financial Officer, Treasurer and Controller
James A. Weissenborn           (Principal Financial Officer
                               and Principal Accounting Officer)


  /s/ John R. Stoller
----------------------------   Vice President and Director
John R. Stoller


*By: /s/ John R. Stoller
    ------------------------
     John R. Stoller,
     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  OAKTON BUILDING CORPORATION



                                  By: /s/ John R. Stoller
                                     -----------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




        Signature                 Title

          *
------------------------------    President and Director
William J. Crombie                (Principal Executive Officer)


          *
------------------------------    Chief Financial Officer, Treasurer, Controller
Jeffrey D. Chamberlain            and Director
                                  (Principal Financial Officer
                                  and Principal Accounting Officer)


  /s/ John R. Stoller
------------------------------    Vice President and Director
John R. Stoller


*By: /s/ John R. Stoller
    --------------------------
     John R. Stoller,
     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                PALMVILLE DEVELOPMENT CORP.



                                By: /s/ John R. Stoller
                                   -----------------------------------
                                   John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




         Signature              Title


           *
------------------------------  President and Director
Gregory M. Nelson               (Principal Executive Officer)


           *
------------------------------  Chief Financial Officer, Treasurer, Controller
Vincent J. Frees                and Director
                                (Principal Financial Officer
                                and Principal Accounting Officer)

           *
------------------------------  Director
David Ebling


*By:  /s/ John R. Stoller
    --------------------------
    John R. Stoller,
    Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PBW CORPORATION



                                  By:  /s/ John R. Stoller
                                     ----------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




      Signature                   Title


         *
---------------------------       President and Director
David Ebling                      (Principal Executive Officer)


         *
---------------------------       Chief Financial Officer and Controller
James A. Weissenborn              (Principal Financial Officer
                                  and Principal Accounting Officer)

  /s/ John R. Stoller
---------------------------       Vice President and Director
John R. Stoller


*By: /s/ John R. Stoller
    -----------------------
    John R. Stoller,
    Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                PHC TITLE CORPORATION



                                By: /s/ John R. Stoller
                                   ------------------------------------
                                   John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




        Signature               Title



           *
-----------------------------   President, Treasurer and Director
David Ebling                    (Principal Executive Officer)





           *
-----------------------------   Chief Financial Officer and Controller
Vincent J. Frees                (Principal Financial Officer
                                and Principal Accounting Officer)


  /s/ John R. Stoller
-----------------------------   Vice President and Director
John R. Stoller


*By:  /s/ John R. Stoller
    -------------------------
    John R. Stoller,
    Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                               PHM REALTY, INC.



                               By: /s/ John R. Stoller
                                  ----------------------------------
                                  John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




        Signature              Title



          *
---------------------------    President
Jeffrey A. Croft               (Principal Executive Officer)



          *
---------------------------    Chief Financial Officer, Treasurer and Controller
David Ebling                   (Principal Financial Officer
                               and Principal Accounting Officer)



          *
---------------------------    Director
Vincent J. Frees


          *
---------------------------    Director
Mark J. O'Brien


/s/ John R. Stoller
---------------------------     Vice President and Director
John R. Stoller



*By: /s/ John R. Stoller
    ------------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PHT TITLE CORPORATION



                                  By: /s/ John R. Stoller
                                     -----------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




        Signature                 Title



          *
---------------------------       President, Treasurer and Director
David Ebling                      (Principal Executive Officer)




          *
---------------------------       Chief Financial Officer and Controller
Vincent J. Frees                  (Principal Financial Officer
                                  and Principal Accounting Officer)




/s/ John R. Stoller
---------------------------       Vice President and Director
John R. Stoller


*By: /s/ John R. Stoller
    -----------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PRESERVE I, INC.



                                  By: /s/ John R. Stoller
                                     ---------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




     Signature                    Title



          *
-----------------------------     President and Controller
David Ebling                      (Principal Executive Officer)




          *
-----------------------------     Chief Financial Officer, Treasurer, Controller
Vincent J. Frees                  and Director
                                  (Principal Financial Officer
                                  and Principal Accounting Officer)




          *
-----------------------------     Director
James A. Weissenborn


*By: /s/ John R. Stoller
    -------------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PRESERVE II, INC.




                                  By:/s/ John R. Stoller
                                     ------------------------------------------
                                     John R. Stoller, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




            Signature             Title




          *
----------------------------      President
David Ebling                      (Principal Executive Officer)



          *
----------------------------      Chief Financial Officer, Treasurer, Controller
Vincent J. Frees                  and Director
                                  (Principal Financial Officer
                                  and Principal Accounting Officer)

          *
----------------------------      Director
James A. Weissenborn



*By: /s/ John R. Stoller
    ------------------------
    John R. Stoller,
    Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.


                                  PULTE DEVELOPMENT CORPORATION


                                  By:/s/ John R. Stoller
                                     ----------------------------------
                                     John R. Stoller, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




            Signature             Title




          *
------------------------------    President
Mark J. O'Brien                   (Principal Executive Officer)



          *
------------------------------    Chief Financial Officer, Treasurer, Controller
Vincent J. Frees                  and Director
                                  (Principal Financial Officer
                                  and Principal Accounting Officer)

          *
------------------------------    Director
John S. Gallagher

          *
------------------------------    Director
James A. Weissenborn




*By: /s/ John R. Stoller
    --------------------------
    John R. Stoller,
    Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PULTE HOME CARIBBEAN CORPORATION



                                  By: /s/ John R. Stoller
                                     ---------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




          Signature               Title



           *
---------------------------       President and Director
Mark J. O'Brien                   (Principal Executive Officer)


           *
---------------------------       Treasurer, Vice President and Director
Gregory M. Nelson                 (Principal Financial Officer
                                  and Principal Accounting Officer)


           *
---------------------------       Vice President and Director
Jeffrey A. Croft


*By: /s/ John R. Stoller
    -----------------------
     John R. Stoller,
     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PULTE HOME CORPORATION



                                  By: /s/ John R. Stoller
                                     --------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




            Signature             Title




           *
---------------------------       President
Robert J. Halso                   (Principal Executive Officer)



           *
---------------------------       Treasurer
James A. Weissenborn              (Principal Financial Officer)



           *
---------------------------       Vice President and Controller
Vincent J. Frees                  (Principal Accounting Officer)


           *
---------------------------       Director
Michael D. Hollerbach


           *
---------------------------       Director
Mark J. O'Brien


/s/ John R. Stoller
---------------------------       Director
John R. Stoller


*By: /s/ John R. Stoller
    -----------------------
     John R. Stoller,
     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PULTE HOME CORPORATION OF THE
                                  DELAWARE VALLEY


                                  By:/s/ John R. Stoller
                                     --------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




            Signature             Title



           *
------------------------------    President and Director
Thomas D. Eckert                  (Principal Executive Officer)


           *
------------------------------    Vice President and Treasurer
James A. Weissenborn              (Principal Financial Officer)


           *
------------------------------    Controller
Robert L. Kosnik                  (Principal Accounting Officer)


           *
------------------------------    Vice President and Director
William E. Reiser, Jr.


/s/ John R. Stoller
------------------------------    Vice President and Director
John R. Stoller


*By: /s/ John R. Stoller
    -------------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PULTE HOME CORPORATION OF
                                  MASSACHUSETTS


                                  By:/s/ John R. Stoller
                                     --------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




         Signature                Title


           *
---------------------------       Chief Executive Officer and Director
Thomas D. Eckert                  (Principal Executive Officer)


           *
---------------------------       President and Director
James R. McCabe



           *
---------------------------       Vice President and Treasurer
James A. Weissenborn              (Principal Financial Officer)


           *
---------------------------       Controller
David Ebling                      (Principal Accounting Officer)



 /s/ John R. Stoller
---------------------------       Vice President and Director
John R. Stoller


*By: /s/ John R. Stoller
    -----------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PULTE HOMES OF GREATER KANSAS
                                  CITY, INC.


                                  By: /s/ John R. Stoller
                                     --------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




      Signature                   Title

           *
----------------------------      President and Director
Andrew C. Hill                    (Principal Executive Officer)




           *
----------------------------      Treasurer, Controller and Vice President
Peter Keane                       (Principal Financial Officer
                                  and Principal Accounting Officer)




           *
----------------------------      Director
David Ebling


           *
----------------------------      Director
Robert J. Halso


*By: /s/ John R. Stoller
    ------------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PULTE HOMES OF MICHIGAN CORPORATION


                                  By: /s/ John R. Stoller
                                     ---------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




           Signature              Title


           *
-----------------------------     President and Director
Jeffery K. Parsigian              (Principal Executive Officer)



           *
-----------------------------     Chief Financial Officer, Treasurer
Peter Keane                       and Vice President
                                  (Principal Financial Officer)



           *
-----------------------------     Controller
John Chadwick                     (Principal Accounting Officer)


           *
-----------------------------     Director
David Ebling


           *
-----------------------------     Director
Robert J. Halso


           *
-----------------------------     Director
Robert P. Schafer


*By:/s/ John R. Stoller
    -------------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                 PULTE HOMES OF MINNESOTA
                                 CORPORATION



                                  By:/s/ John R. Stoller
                                     --------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




        Signature                Title


           *
------------------------------   President, Chief Executive Officer and Director
Thomas J. Standke                (Principal Executive Officer)


           *
------------------------------   Chief Financial Officer and Treasurer
James A. Weissenborn             (Principal Financial Officer)


           *
------------------------------   Controller, Vice President and Director
Curtis Van Hyfte                 (Principal Accounting Officer)


           *
------------------------------   Director
David Ebling


           *
------------------------------   Director
Vincent J. Frees


/s/ John R. Stoller
------------------------------   Vice President and Director
John R. Stoller


*By:/s/ John R. Stoller
    -------------------------
    John R. Stoller,
    Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PULTE HOMES OF OHIO CORPORATION


                                  By:/s/ John R. Stoller
                                     -------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




          Signature                       Title


           *
-----------------------------             President and Director
Gregory C. Williams                       (Principal Executive Officer)


           *
-----------------------------             Vice President and Treasurer
Peter Keane                               (Principal Financial Officer)



           *
-----------------------------             Controller
John Chadwick                             (Principal Accounting Officer)


           *
-----------------------------             Director
Robert J. Halso


           *
-----------------------------             Director
Robert P. Schafer


*By:/s/ John R. Stoller
    -------------------------
    John R. Stoller,
    Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S_3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PULTE HOMES OF SOUTH CAROLINA, INC.


                                  By:/s/ John R. Stoller
                                     -------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




        Signature                 Title



           *
------------------------------    President and Director
Mark J. O'Brien                   (Principal Executive Officer)


           *
------------------------------    Vice President, Treasurer and Controller
Jeffrey A. Croft                  (Principal Financial Officer
                                  and Principal Accounting Officer)


           *
------------------------------    Director
John S. Gallagher


/s/ John R. Stoller
------------------------------    Vice President and Director
John R. Stoller


*By: /s/ John R. Stoller
    --------------------------
    John R. Stoller,
    Attorney-in-Fact

                                  SIGNATURES


        Pursuant to the requirements of the Securities Act, the Registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                PULTE HOMES OF TEXAS, L.P.
                                By:  PULTE NEVADA I, INC.,
                                     Its General Partner

                                     By: /s/ John R. Stoller
                                         -------------------------------
                                         John R. Stoller, Vice President


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.

        Signature                       Title
        ---------                       -----

             *
----------------------------            President
David Ebling                            (Principal Executive Officer)

             *
----------------------------            Vice President, Treasurer and Director
James A. Weissenborn                    (Principal Financial Officer)

             *
----------------------------            Vice President, Controller and Director
Vincent J. Frees                        (Principal Accounting Officer)

             *
----------------------------            Vice President and Director
Donald J. Dykstra

*By: /s/ John R. Stoller
     -----------------------
      John R. Stoller,
      Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PULTE LAND DEVELOPMENT
                                  CORPORATION



                                  By:/s/ John R. Stoller
                                     -------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




      Signature                   Title

          *
----------------------------      President and Director
Robert J. Halso                   (Principal Executive Officer)



          *
----------------------------      Vice President and Treasurer
Robert P. Schafer                 (Principal Financial Officer)


          *
----------------------------      Controller and Director
David Ebling                      (Principal Accounting Officer)



          *
----------------------------      Vice President and Director
Gregory M. Nelson


*By: /s/ John R. Stoller
    ------------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PULTE LIFESTYLE COMMUNITIES, INC.


                                  By:/s/ John R. Stoller
                                     -------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




         Signature                Title


          *
---------------------------       President and Director
Kenneth A. Simons                 (Principal Executive Officer)


          *
---------------------------       Treasurer
James A. Weissenborn              (Principal Financial Officer)


          *
---------------------------       Controller
Richard Heuser                    (Principal Accounting Officer)




          *
---------------------------       Director
Thomas D. Eckert


          *
---------------------------       Vice President and Director
Gregory M. Nelson

/s/ John R. Stoller
---------------------------       Vice President and Director
John R. Stoller


*By: /s/ John R. Stoller
    ------------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PULTE PAYROLL CORPORATION


                                  By:/s/ John R. Stoller
                                     -------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




        Signature                 Title


          *
--------------------------------  President and Director
Michael A. O'Brien                (Principal Executive Officer)


          *
--------------------------------  Vice President and Treasurer
Vincent J. Frees                  (Principal Financial Officer)


          *
--------------------------------  Controller and Director
David Ebling                      (Principal Accounting Officer)


*By: /s/ John R. Stoller
     ---------------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  PULTE REAL ESTATE COMPANY


                                  By: /s/ John R. Stoller
                                     ---------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




        Signature                 Title



          *
-------------------------------  President
David Ebling                     (Principal Executive Officer)


          *
-------------------------------  Chief Financial Officer, Treasurer and Director
Vincent J. Frees                 (Principal Financial Officer)


          *
-------------------------------  Vice President and Controller
Jeffrey A. Croft                 (Principal Accounting Officer)


          *
-------------------------------  Director
Mark J. O'Brien


*By: /s/ John R. Stoller
    --------------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  RALEIGH CLASSIC HOMES, INC.


                                  By:  /s/ John R. Stoller
                                     --------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




        Signature                 Title



          *
------------------------------    President and Director
Mark J. O'Brien                   (Principal Executive Officer)



          *
------------------------------    Chief Financial Officer and Treasurer
James A. Weissenborn              (Principal Financial Officer)



          *
------------------------------    Controller and Director
Vincent J. Frees                  (Principal Accounting Officer)



          *
------------------------------    Director
David Ebling



*By:  /s/ John R. Stoller
    -------------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  SALINAS BUILDERS, INC.


                                  By:/s/ John R. Stoller
                                      ------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




        Signature                 Title


          *
------------------------------    President and Director
Gregory M. Nelson                 (Principal Executive Officer)


          *
------------------------------    Chief Financial Officer, Treasurer, Controller
Vincent J. Frees                  and Director
                                  (Principal Financial Officer
                                  and Principal Accounting Officer)


          *
------------------------------    Director
David Ebling


*By: /s/ John R. Stoller
    --------------------------
    John R. Stoller,
    Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  SALINAS HOMES, INC.


                                  By:/s/ John R. Stoller
                                     --------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




        Signature                 Title


           *
-----------------------------     President and Director
Gregory M. Nelson                 (Principal Executive Officer)


           *
-----------------------------     Chief Financial Officer, Treasurer, Controller
Vincent J. Frees                  and Director
                                  (Principal Financial Officer
                                  and Principal Accounting Officer)


           *
-----------------------------     Director
David Ebling


*By:/s/ John R. Stoller
    -------------------------
     John R. Stoller,
     Attorney-in-Fact

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  SEAN/CHRISTOPHER HOMES, INC.


                                  By: /s/ John R. Stoller
                                     ----------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




      Signature                   Title

        *
---------------------------       President and Director
Robert J. Halso                   (Principal Executive Officer)


        *
---------------------------       Treasurer and Vice President
Peter Keane                       (Principal Financial Officer)


        *
---------------------------       Controller
John Chadwick                     (Principal Accounting Officer)

        *
---------------------------       Director
Robert P. Schafer


*By: /s/ John R. Stoller
    -----------------------
    John R. Stoller,
    Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                                  SPRINGFIELD GOLF CLUB, INC.


                                  By: /s/ John R. Stoller
                                     ----------------------------------
                                     John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October , 1997.




         Signature                Title


          *
------------------------------    President and Director
Richard C. Andreen                (Principal Executive Officer)


          *
------------------------------    Treasurer, Vice President and Director
David Ebling                      (Principal Financial Officer
                                  and Principal Accounting Officer)



  /s/ John R. Stoller
------------------------------    Vice President and Director
John R. Stoller


*By:  /s/ John R. Stoller
    --------------------------
     John R. Stoller,
     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills, State of Michigan, on October 9, 1997.

                             WIL CORPORATION


                             By: /s/ John R. Stoller
                                ------------------------------------
                                John R. Stoller, Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 9, 1997.




      Signature              Title



        *
--------------------------   President and Director
David Ebling                 (Principal Executive Officer)



        *
--------------------------   Chief Financial Officer, Controller, Vice President
James A. Weissenborn         and Director
                             (Principal Financial Officer
                             and Principal Accounting Officer)


*By: /s/ John R. Stoller
    ----------------------
    John R. Stoller,
    Attorney-in-Fact

                                EXHIBITS INDEX






EXHIBIT
  NO.                      DESCRIPTION
-------                    -----------

 5       Opinion of Honigman Miller Schwartz and Cohn

12 Statement regarding computation of ratio of earnings to fixed charges

23.1     Consent of Ernst & Young LLP.

23.2     Consent of Honigman Miller Schwartz and Cohn
         (included in Exhibit 5)

24       Powers of Attorney

25       Statement of Eligibility of Trustee on Form T-1